Semi
Annual
Report


FEBRUARY 29, 2000


TEMPLETON GROWTH FUND, INC.

[FRANKLIN TEMPLETON LOGO]





[GRAPHIC - CELEBRATING OVER 50 YEARS]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO - MARK G. HOLOWESKO, CFA]

MARK G. HOLOWESKO, CFA
Portfolio Manager
Templeton Growth Fund, Inc.

Mark G. Holowesko is president and portfolio manager of Templeton Growth Fund and several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as chief investment officer of equity research worldwide, as well as an officer and director of Templeton Worldwide, Inc. Mr. Holowesko received a B.A. in economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst and a former director of the International Society of Financial Analysts.

-------------------------------------------------------------------------------
WE'RE ON THE WEB  --

Now you can access online information about your fund, including this shareholder report. Find our Web site at WWW.FRANKLINTEMPLETON.COM, your online resource for fund, prices and performance, investor information and around-the-clock account services.
-------------------------------------------------------------------------------




SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON GROWTH FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------
Dear Shareholder:

This semiannual report of Templeton Growth Fund covers the six months ended February 29, 2000, a period when Y2K nervousness proved to be unwarranted, and the new millennium rang in without incident. It was also a time when many investors abandoned their investment styles in favor of "hot" technology stocks and borrowed extensively to purchase them.(1) Although many global economies performed well, most investor attention focused upon the U.S., where unemployment reached 30-year lows and gross domestic product (GDP) climbed a blistering 7.3% during the fourth quarter of 1999 despite rising interest rates. At year's end, the Dow Jones Industrial Average (the Dow) was 6.2% higher

1. Source: Bloomberg(R); Margin Debt Index. On average, margin debt in the United States increased 50.35% for the six-month period ending 2/29/00, rising from $176.4 billion to $265.2 billion. Figures are calculated from NYSE member organizations that are required to report monthly their aggregate debits in margin accounts (how much stock was purchased on margin).

All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 16.

CONTENTS

Shareholder Letter ...............       1

Performance Summary ..............       9

Financial Highlights &
Statement of Investments .........      12

Financial Statements .............      24

Notes to Financial
Statements           .............      27


[PYRAMID - FUND CATEGORY]





than it had been at the beginning of the reporting period, and the Nasdaq Composite(R) Index (Nasdaq) had risen 48.5%.(2) However, in mid-January, those concerned about rising interest rates fled the relative safety of the Dow and took refuge in the tech-heavy Nasdaq. Investor demand even drove up prices on many companies with no profits at all. By February 29, the Dow had fallen 5.9% for the reporting period, while the Nasdaq had risen 71.6%.(3)

Within this environment, Templeton Growth Fund - Class A posted a six-month cumulative total return of - 1.78% as shown in the Performance Summary on page
9. The Fund's benchmark, the Morgan Stanley Capital International(R) (MSCI(R)) World Index, provided a cumulative total return of 9.53% for the same period.(4) The Fund's underperformance relative to the MSCI was due largely to the fact that throughout the period, we adhered to our value style, investing in unpopular sectors of Asian and North American markets: cyclical stocks, industrial companies and out-of-favor financial issues.


NORTH AMERICA

Although the Fund's portfolio was underweighted in the U.S. market, compared to the MSCI index at the beginning of the reporting period, our U.S. buying activity increased significantly during the six months under review. This may seem surprising

2. Source: Standard & Poor's(R) Micropal.

The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip (NYSE) stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. It represents about 25% of the NYSE market capitalization.

The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The Index is market-value weighted and includes over 5,000 companies (as of 2/29/00).

3. Source: Standard & Poor's(R) Micropal.

4. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,500 securities in 23 countries, and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2



given the historically high valuation of the U.S. indexes. However, it reflects the fact that behind these lofty index levels and the unprecedented valuation of technology and Internet companies, many "traditional economy" stocks have experienced dramatic declines. During the first two months of 2000, two-thirds of the Dow stocks declined, some by as much as 20%. Paper, steel, food, autos, banks, pharmaceutical and retail stocks were marked down in price, many to bargain levels as investors rotated out of these sectors and into the "new economy" Internet and technology stocks. Taking advantage of these falling prices, we purchased shares in what we believed to be undervalued companies in these sectors. A number of U.S. securities we bought in the last few months of the reporting period had declined 30% to 40% from their 52-week highs, and a few were off 60% to 70%.

When I first joined the Templeton organization in 1985, we had the opportunity to purchase U.S. securities with 4-5% dividend yields at eight to 12 times earnings. During the six months under review, we had the chance to do this again. Examples of companies recently purchased for the Fund include H.J. Heinz, a global manufacturer and marketer of processed food products, Bank of America Corp., the holding company for Bank of America and NationsBank, and Abbot Labs, a developer and manufacturer of pharmaceuticals and health care products. These companies' share prices declined 42%, 40% and 37%, respectively, from their 52-week highs. H.J. Heinz and Bank of America Corp. have dividend yields over 4% and trade at 12x and 8x our expectation of 2000 earnings, respectively. On February 29, 2000, the Fund's North American holdings also included automobile manufacturers Ford and General Motors, aerospace and defense manufacturer Raytheon, and building

                                                                               3



materials producer Owens Corning.

EUROPE

Among the Fund's largest European holdings are Volvo (Sweden), Aventis (France), Koninklijke Philips Electronics (Netherlands), and BMW (Germany). The U.K. market has underperformed the continental European markets in the past two years. Aerospace and retail stocks in particular have performed poorly. Among the Fund's largest U.K. holdings are Rolls-Royce, a manufacturer of industrial gas turbine engines for civil and military aircraft, and Marks & Spencer, a major retail department store operator. Rolls-Royce sells at only 11x our expected earnings estimate for 2000. Because of a difficult operating environment, Marks & Spencer's share price has declined to a level that's close to the value of its real estate holdings alone, implying its retail trading operations are virtually worthless to investors. However, investors have been paid a 5.43% dividend yield while management restructures operations to improve profitability. We believe the franchise of the company, which has traditionally maintained a reputation as a top British retailer, remains intact.

In Germany, we added to several holdings we believe might benefit from the possible reduction of tax rates, such as BMW, Veba and Adidas. Taxes are generally much higher in Europe than in the United States, and although Europe has completed a year with its common currency and interest rates converging, the region does not enjoy a common level of taxation. Recognizing that uneven taxation has hampered investment and European competitiveness, politicians are debating legislation to lower corporate and personal tax levels. If they succeed, the result could be higher corporate profits and the breaking up of corporate cross holdings, as many German companies hold

4



huge stakes in the common shares of other German companies. Many of these German companies have shown a desire to reduce these holdings, but this has so far been hindered by high tax rates.(5)

ASIA

As of February 29, 2000, some of our larger Asian positions included Japan's Sony Corp., Singapore Airlines, and South Korea's SK Telecom. During the reporting period, the rising prices of many of our Pacific Rim holdings led us to take some profits and reduce some positions. Despite this, we still maintained an overweight position in Hong Kong at period's end compared to the MSCI World Index, at 9.0% to 1.2%, respectively. Our largest Hong Kong position, Cheung Kong Holdings, a real estate development and investment company, was selling at a substantial discount to its investment in Hutchison Whampoa. By the end of the reporting period, Cheung Kong's ownership of Hutchison shares were valued in excess of Cheung Kong's total market value despite its considerable land assets.

On the buy side, rising interest rates pushed down the prices of banking stocks in Australia, and we used this weakness to build our position in National Australia Bank during the middle of the reporting period. One of the largest and most competitive banks in Australia, its share price had fallen by one-third, and was selling at 10x our projected 2000 earnings when we bought it.

LATIN AMERICA

The Fund's exposure to Latin America, which increased from 6.2% of total net assets at the beginning of the period to 7.3% by the end of February, contributed greatly to its overall performance. As in Europe, an encouraging development in

5. Source: Templeton Du Pont analysis.


  TOP 10 EQUITY HOLDINGS
  2/29/00

COMPANY                                             % OF TOTAL
INDUSTRY, COUNTRY                                   NET ASSETS
--------------------------------------------------------------
Merrill Lynch & Co. Inc.,
Financial Services,
United States .........................................   1.7%

Cheung Kong Holdings Ltd.,
Multi-Industry, Hong Kong* ............................   1.6%

Fuji Photo Film Co. Ltd.,
Electrical & Electronics, Japan .......................   1.6%

General Motors Corp.,
Automobiles, United States ............................   1.5%

HSBC Holdings PLC,
Banking, Hong Kong ....................................   1.5%

Koninklijke Philips
Electronics NV,
Electrical & Electronics,
Netherlands ...........................................   1.5%

Bank of America Corp.,
Banking, United States ................................   1.5%

SK Telecom Co. Ltd., ADR,
Telecommunications,
South Korea ...........................................   1.4%

H.J. Heinz Co.,
Food & Household Products,
United States .........................................   1.4%

Ford Motor Co.,
Automobiles, United States ............................   1.3%

*Hong Kong reverted to the sovereignty of China on July 1, 1997.

                                                                               5



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/29/00

[BAR CHART]

North American Stocks ............................  34.1%
European Stocks ..................................  31.2%
Asian Stocks .....................................  17.8%
Latin American Stocks ............................   7.3%
Australian & New Zealand Stocks ..................   3.4%
Mid-East/African Stocks ..........................   1.1%
Fixed-Income Securities ..........................   4.9%
Short-Term Investments
& Other Net Assets ...............................   0.2%

Latin America has been a rise in corporate activity. In Mexico, Brazil and Argentina, we focused the Fund's positions toward the telecommunications sector. Bids from European companies such as Spain's Telefonia for Latin telecom operators, coupled with the excitement of Internet participation by the sector, have driven share prices up sharply. Although we have trimmed some holdings, telecommunications remains our largest industry investment in the region. Latin markets and economies have benefited from the strong growth in the U.S. and an abnormal amount of North American liquidity.

LOOKING FORWARD

Our analysis of equity markets during the reporting period reveals the potential for dramatic divergence of performance between industry sectors. Many stock prices were based on unrealistic prospects while others were selling at historically low valuations. The most-overvalued companies were providing the best performance, with prices often defying logic. Understandably, many professional investors have become nervous about the extent of these valuations, the size and importance of the market relative to the economy, and the amount of speculation. We believe these concerns are best illustrated by the 50%-plus increase in U.S. margin debt during the reporting period, which rose from $176 billion to over $265 billion, and the willingness of investors to pay huge sums for stocks of companies with no earnings and little revenue.1 Even those who invest only outside the U.S. worry that a significant decline in U.S. securities will jeopardize global growth, since the

1. Source: Bloomberg(R); Margin Debt Index. On average, margin debt in the United States increased 50.35% for the six-month period ending 2/29/00, rising from $176.4 billion to $265.2 billion. Figures are calculated from NYSE member organizations that are required to report monthly their aggregate debits in margin accounts (how much stock was purchased on margin).

6


U.S. economy has been such a catalyst in maintaining economic activity the world over.

There is, however, a difference between our holdings and the general market. This difference is illustrated by the valuation table to the right and the chart below, which show the average valuation of our holdings in the Fund compared to the valuations of the stocks in the Nasdaq Composite and MSCI World Indexes. In most cases, we are holding or buying securities that are well over 50% cheaper than the overall market. In our assessment, this provides significant long-term possibilities not available to those who base investment decisions on trends alone.

AVERAGE STOCK VALUATION*
Price to Earnings Ratio
Templeton Growth vs. MSCI World & Nasdaq Composite
(8/31/99 - 2/29/00)

[GRAPHIC]

              Price To Earnings
             Templeton Growth      MSCI World Index        NASDAQ (Right Scale)
             ----------------      ----------------        --------------------
Aug-99           17.10                 32.80                       116.92
Sept-99          16.80                 32.40                       145.71
Oct-99           16.40                 34.90                       114.14
Nov-99           17.50                 33.00                       208.31
Dec-99           18.30                 36.00                       281.08
Jan-00           16.50                 33.60                       326.00
Feb-00           14.60                 33.10                       364.35



*Source:  Bloomberg

In months to come, we shall continue to search the globe for bargain stocks, employing our time-tested strategy of diversification which allows us to spread risk over a large number of countries and industries, and helps to expand the areas for discovering undervalued assets. Of course, there are special risks involved with global investing related to market, currency, economic,



Templeton Growth Fund                           16.7X
MSCI World Index                                33.7X
Nasdaq Composite Index                         222.4X



                                                                               7




TOP 10 COUNTRIES*
REPRESENTED IN THE FUND
2/29/00


                    % OF TOTAL
  COUNTRY           NET ASSETS
  ----------------------------
  United States          31.0%
  United Kingdom         11.5%
  Hong Kong               9.0%
  Japan                   5.4%
  Germany                 4.7%
  Brazil                  3.9%
  Netherlands             3.8%
  France                  3.4%
  Sweden                  3.0%
  Australia               2.9%

*Based on equity securities.

social, political and other factors. Emerging market securities involve similar but heightened risks, in addition to those associated with the relatively small size and lesser liquidity of those markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, Hong Kong's equity market has increased 1,322% in the past 15 years, but has suffered 6 declines of more than 15% during the same time. (6) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These risks and considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,



/s/ Mark G. Holowesko, CFA
---------------------------
Mark G. Holowesko, CFA
President
Templeton Growth Fund, Inc.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

(6.) Source: Bloomberg, Hang Seng Index. Based on quarterly percentage price change over 15 years ended December 31, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities, and Properties.

8



SIX-MONTH PERFORMANCE SUMMARY AS OF 2/29/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All

CLASS A

Six-Month Total Return               - 1.78%
Net Asset Value (NAV)                $17.96 (2/29/00)         $19.56 (8/31/99)
Change in NAV                                                 - $1.60
Distributions (9/1/99 - 2/29/00)     Dividend Income          $0.5349
                                     Short-Term Capital Gain  $0.0290
                                     Long-Term Capital Gain   $0.6622
                                     --------------------------------
                                     TOTAL                    $1.2261

CLASS B

Six-Month Total Return               - 2.14%
Net Asset Value (NAV)                $17.82 (2/29/00)         $19.46 (8/31/99)
Change in NAV                        - $1.64
Distributions (9/1/99 - 2/29/00)     Dividend Income          $0.5055
                                     Short-Term Capital Gain  $0.0290
                                     Long-Term Capital Gain   $0.6622
                                     --------------------------------
                                     TOTAL                    $1.1967

CLASS C

Six-Month Total Return               - 2.18%
Net Asset Value (NAV)                $17.66 (2/29/00)         $19.15 (8/31/99)
Change in NAV                        - $1.49
Distributions (9/1/99 - 2/29/00)     Dividend Income          $0.3596
                                     Short-Term Capital Gain  $0.0290
                                     Long-Term Capital Gain   $0.6622
                                     --------------------------------
                                     TOTAL                    $1.0508

ADVISOR CLASS

Six-Month Total Return               - 1.65%
Net Asset Value (NAV)                $17.97 (2/29/00)         $19.61 (8/31/99)
Change in NAV                        - $1.64
Distributions (9/1/99 - 2/29/00)     Dividend Income          $0.5965
                                     Short-Term Capital Gain  $0.0290
                                     Long-Term Capital Gain   $0.6622
                                     --------------------------------
                                     TOTAL                    $1.2877

Past performance is not predictive of future results.


CLASS A:

Subject to the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.


CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.


CLASS C:

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. total returns include reinvested distributions at net asset value.

                                                                               9



(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4.) On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 35.62% and 12.14% respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                    INCEPTION
CLASS A                               1-YEAR    5-YEAR   10-YEAR    (11/29/54)
------------------------------------------------------------------------------
Cumulative Total Return(1)            19.37%    97.95%   251.28%    47,981.04%
Average Annual Total Return(2)        12.53%    13.28%    12.72%        14.44%
Value of $10,000 Investment(3)      $11,253   $18,657   $33,106    $4,531,675

                                                      INCEPTION
CLASS B                                     1-YEAR     (1/1/99)
----------------------------------------------------------------
Cumulative Total Return(1)                    18.46%      24.68%
Average Annual Total Return(2)                14.46%      16.28%
Value of $10,000 Investment(3)              $11,446     $12,068

                                                          INCEPTION
CLASS C                              1-YEAR     3-YEAR     (5/1/95)
-------------------------------------------------------------------
Cumulative Total Return(1)            18.53%     35.72%      84.27%
Average Annual Total Return(2)        16.36%     10.35%      12.99%
Value of $10,000 Investment(3)       $11,636   $13,437     $18,239

                                                              INCEPTION
ADVISOR CLASS(4)                 1-YEAR    5-YEAR    10-YEAR  (11/29/54)
Cumulative Total Return(1)         19.74%   101.35%   257.31%  48,806.29%
Average Annual Total Return(2)     19.74%    15.02%    13.58%       14.64%
Value of $10,000 Investment(3)  $ 11,974   $20,135   $35,731   $4,890,629

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

10



TEMPLETON GROWTH FUND

CLASS A

If you had invested $10,000 in Templeton Growth Fund - Class A at inception, it would have been worth more than $4.2 million on February 29, 2000. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on November 29, 1954 (inception), with income dividends and capital gains reinvested as shown through February 29, 2000.*

*Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the current maximum 5.75% initial sales charge; thus, actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class A shares implemented a plan of distribution under Rule 12b-1, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class A shares of the Fund. The Fund offers three other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

[GRAPHIC - 3-DIMENSIONAL MOUNTAIN CHART]

TEMPLETON GROWTH

                                      PRINCIPAL +        PRINCIPAL +
PERIOD END            TOTAL VALUE      CAP GAINS          DIVIDENDS   INFLATION  Principal   Income      Cap Gains     CPI
11/29/1954               9,425           9,425               9,425      10,000      9,425
12/31/1954               9,576           9,576               9,576      9,963      9,576                              -0.37%
12/31/55                10,250          10,250              10,250     10,000     10,250                               0.37%
12/31/56                10,726          10,726              10,726     10,299     10,726                               2.99%
12/31/57                 8,911           8,911               8,911     10,598      8,911                               2.90%
12/31/58                13,261          13,261              13,261     10,784     13,261                               1.76%
12/31/59                15,118          15,118              15,118     10,971     15,118                               1.73%
12/31/60                17,210          17,210              17,210     11,120     17,210                               1.36%
12/31/61                20,358          20,358              20,358     11,194     20,358                               0.67%
12/31/62                17,606          17,606              17,606     11,343     17,606                               1.33%
12/31/63                18,511          18,511              18,511     11,529     18,511                               1.64%
12/31/64                23,802          23,506              23,802     11,641     23,506          296           0      0.97%
12/31/65                29,073          28,313              29,073     11,865     28,313          760           0      1.92%
12/31/66                27,532          26,484              27,532     12,275     26,484        1,048           0      3.46%
12/31/67                31,314          29,632              31,314     12,648     29,632        1,682           0      3.04%
12/31/68                43,140          40,283              43,140     13,245     40,283        2,857           0      4.72%
12/31/69                51,622          47,446              51,622     14,066     47,446        4,176           0      6.20%
12/31/70                48,298          43,676              48,298     14,850     43,676        4,622           0      5.57%
12/31/71                58,888          52,568              57,875     15,336     51,555        6,320       1,013      3.27%
12/31/72                99,262          87,991              95,625     15,858     84,354       11,271       3,637      3.41%
12/31/73                89,415          79,614              78,886     17,240     69,085        9,801      10,529      8.71%
12/31/74                78,623          69,154              68,188     19,367     58,719        9,469      10,435     12.34%
12/31/75               108,183          93,528              93,732     20,711     79,077       14,655      14,451      6.94%
12/31/76               158,747          135,840             136,291     21,718    113,384      22,907      22,456      4.86%
12/31/77               191,091          162,988             155,058     23,173    126,955      28,103      36,033      6.70%
12/31/78               227,799          192,793             184,488     25,263    149,482      35,006      43,311      9.02%
12/31/79               288,936          241,865             231,142     28,621    184,071      47,071      57,794     13.29%
12/31/80               363,734          302,407             275,936     32,204    214,609      61,327      87,798     12.52%
12/31/81               362,862          296,033             276,915     35,076    210,086      66,829      85,947      8.92%
12/31/82               402,077          322,039             293,516     36,420    213,478      80,038     108,561      3.83%
12/31/83               534,385          419,717             392,896     37,800    278,228     114,668     141,489      3.79%
12/31/84               545,974          423,667             391,770     39,293    269,463     122,307     154,204      3.95%
12/31/85               697,673          536,261             482,618     40,786    321,206     161,412     215,055      3.80%
12/31/86               845,831          637,582             572,151     41,235    363,902     208,249     273,680      1.10%



                                             PRINCIPAL +        PRINCIPAL +
PERIOD END                 TOTAL VALUE      CAP GAINS          DIVIDENDS   INFLATION  Principal   Income      Cap Gains     CPI
        12/31/87               872,099      653,004             550,763     43,062    331,668     219,095     321,336       4.43%
        12/31/88             1,077,885      784,305             682,364     44,965    388,784     293,580     395,521       4.42%
        12/31/89             1,321,060      935,100             831,578     47,056    445,618     385,960     489,482       4.65%
        12/31/90             1,201,437      834,403             737,439     49,931    370,405     367,034     463,998       6.11%
        12/31/91             1,577,839    1,101,649             912,476     51,459    436,286     476,190     665,363       3.06%
        12/31/92             1,644,333    1,161,911             889,019     52,951    406,597     482,422     755,314       2.90%
        12/31/93             2,181,978    1,558,304           1,121,883     54,407    498,209     623,674   1,060,095       2.75%
        12/31/94             2,199,826    1,589,759           1,068,973     55,860    458,906     610,067   1,130,853       2.67%
        12/31/95             2,636,095    1,922,768           1,203,902     57,279    490,575     713,327   1,432,193       2.54%
        12/31/96             3,177,868    2,296,080           1,434,285     59,181    552,497     881,788   1,743,583       3.32%
        12/31/97             3,692,079    2,730,272           1,510,347     60,187    548,540     961,807   2,181,732       1.70%
        12/31/98             3,600,538    2,708,431           1,354,973     61,156    462,866     892,107   2,245,565       1.61%
        12/31/99             4,696,374    3,475,052           1,785,696     62,795    564,374   1,221,322   2,910,678       2.68%
         2/29/00             4,225,797    3,126,852           1,606,770     63,316    507,825   1,098,945   2,619,027       0.83%


TEMPLETON GROWTH FUND, INC.
Financial Highlights

                                                                               CLASS A
                                        -------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                        FEBRUARY 29, 2000   -----------------------------------------------------------------
                                          (UNAUDITED)+         1999+         1998          1997          1996         1995
                                        -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout
  the period)
Net asset value, beginning of
  period..............................          $19.56           $16.78        $22.47        $18.75       $18.96       $18.95
                                        -------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income................             .10              .46           .50           .54          .50          .39
 Net realized and unrealized gains
   (losses)...........................            (.47)            4.76         (2.76)         4.48         1.34         1.20
                                        -------------------------------------------------------------------------------------
Total from investment operations......            (.37)            5.22         (2.26)         5.02         1.84         1.59
                                        -------------------------------------------------------------------------------------
Less distributions from:
 Net investment income................            (.54)            (.41)         (.55)         (.49)        (.44)        (.29)
 Net realized gains...................            (.69)           (2.03)        (2.88)         (.81)       (1.61)       (1.29)
                                        -------------------------------------------------------------------------------------
Total distributions...................           (1.23)           (2.44)        (3.43)        (1.30)       (2.05)       (1.58)
                                        -------------------------------------------------------------------------------------
Net asset value, end of period........          $17.96           $19.56        $16.78        $22.47       $18.75       $18.96
                                        =====================================================================================
Total Return*.........................         (1.78)%           34.72%      (12.61)%        28.28%       10.85%        9.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).....     $12,815,729      $13,368,945   $11,116,564   $12,129,283   $8,450,737   $6,964,298
Ratios to average net assets:
 Expenses.............................           1.11%**          1.12%         1.08%         1.08%        1.09%        1.12%
 Net investment income................           1.09%**          2.60%         2.53%         2.81%        2.87%        2.40%
Portfolio turnover rate...............          23.27%           32.01%        48.23%        41.81%       19.63%       35.21%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding.

 12




TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                  CLASS B
                                                                  ---------------------------------------
                                                                  SIX MONTHS ENDED
                                                                  FEBRUARY 29, 2000        PERIOD ENDED
                                                                     (UNAUDITED)         AUGUST 31, 1999+
                                                                     ------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period........................           $19.46                 $16.37
                                                                  ---------------------------------------
Income from investment operations:
 Net investment income......................................              .02                    .24
 Net realized and unrealized gains (losses).................             (.46)                  2.85
                                                                  ---------------------------------------
Total from investment operations............................             (.44)                  3.09
                                                                  ---------------------------------------
Less distributions from:
 Net investment income......................................             (.51)                    --
 Net realized gains.........................................             (.69)                    --
                                                                  ---------------------------------------
Total distributions.........................................            (1.20)                    --
                                                                  ---------------------------------------
Net asset value, end of period..............................           $17.82                 $19.46
                                                                  =======================================
Total Return*...............................................          (2.14)%                 18.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................          $49,945                $27,573
Ratios to average net assets:
 Expenses...................................................            1.87%**                1.88%**
 Net investment income......................................             .25%**                1.91%**
Portfolio turnover rate.....................................           23.27%                 32.01%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.


                                                                              13


TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                  CLASS C
                                                 -------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,
                                                 FEBRUARY 29, 2000   -----------------------------------------------------
                                                   (UNAUDITED)++       1999++       1998       1997       1996      1995+
                                                 -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........         $19.15            $16.49     $22.18     $18.57     $18.90    $17.48
                                                 -------------------------------------------------------------------------
Income from investment operations:
 Net investment income........................            .03               .32        .38        .42        .49       .04
 Net realized and unrealized gains (losses)...           (.47)             4.68      (2.77)      4.39       1.19      1.38
                                                 -------------------------------------------------------------------------
Total from investment operations..............           (.44)             5.00      (2.39)      4.81       1.68      1.42
                                                 -------------------------------------------------------------------------
Less distributions from:
 Net investment income........................           (.36)             (.31)      (.42)      (.39)      (.40)       --
 Net realized gains...........................           (.69)            (2.03)     (2.88)      (.81)     (1.61)       --
                                                 -------------------------------------------------------------------------
Total distributions...........................          (1.05)            (2.34)     (3.30)     (1.20)     (2.01)       --
                                                 -------------------------------------------------------------------------
Net asset value, end of period................         $17.66            $19.15     $16.49     $22.18     $18.57    $18.90
                                                 =========================================================================
Total Return*.................................        (2.18)%            33.77%   (13.32)%     27.30%      9.99%     8.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............       $993,346        $1,021,159   $872,219   $755,184   $280,087   $42,548
Ratios to average net assets:
 Expenses.....................................          1.86%**           1.86%      1.83%      1.84%      1.87%     1.86%**
 Net investment income........................           .34%**           1.84%      1.79%      2.14%      2.25%     1.61%**
Portfolio turnover rate.......................         23.27%            32.01%     48.23%     41.81%     19.63%    35.21%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.
++Based on average weighted shares outstanding.


 14



TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                      ADVISOR CLASS
                                                                ----------------------------------------------------------
                                                                SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                                                FEBRUARY 29, 2000      -----------------------------------
                                                                  (UNAUDITED)++        1999++         1998         1997+
                                                                ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period......................            $19.61            $16.80        $22.49        $19.37
                                                                ----------------------------------------------------------
Income from investment operations:
 Net investment income....................................               .12               .51           .56           .37
 Net realized and unrealized gains (losses)...............              (.47)             4.77         (2.78)         2.75
                                                                ----------------------------------------------------------
Total from investment operations..........................              (.35)             5.28         (2.22)         3.12
                                                                ----------------------------------------------------------
Less distributions from:
 Net investment income....................................              (.60)             (.44)         (.59)           --
 Net realized gains.......................................              (.69)            (2.03)        (2.88)           --
                                                                ----------------------------------------------------------
Total distributions.......................................             (1.29)            (2.47)        (3.47)           --
                                                                ----------------------------------------------------------
Net asset value, end of period............................            $17.97            $19.61        $16.80        $22.49
                                                                ==========================================================
Total Return*.............................................           (1.65)%            35.16%      (12.41)%        16.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........................          $115,825           $50,751       $36,301       $29,531
Ratios to average net assets:
 Expenses.................................................              .86%**            .87%          .83%          .83%**
 Net investment income....................................             1.27%**           2.85%         2.81%         3.68%**
Portfolio turnover rate...................................            23.27%            32.01%        48.23%        41.81%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997. ++Based on average weighted shares outstanding.


                       See Notes to Financial Statements.
                                                                              15




TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED)

                                                                 COUNTRY           SHARES              VALUE
                                                                 -------------------------------------------
COMMON STOCKS 90.5%
AEROSPACE & MILITARY TECHNOLOGY 3.4%
BAE Systems PLC.............................................  United Kingdom       18,694,349     $    92,298,645
Boeing Co. .................................................  United States         1,968,800          72,599,500
Lockheed Martin Corp. ......................................  United States         5,179,200          90,312,300
Raytheon Co., A.............................................  United States         5,247,015         103,956,485
Rolls-Royce PLC.............................................  United Kingdom       34,940,489         113,627,607
                                                                                                  ---------------
                                                                                                      472,794,537
                                                                                                  ---------------
APPLIANCES & HOUSEHOLD DURABLES 1.3%
Sony Corp. .................................................      Japan               561,405         166,088,594
Toro Co. ...................................................  United States           447,000          14,806,875
                                                                                                  ---------------
                                                                                                      180,895,469
                                                                                                  ---------------
AUTOMOBILES 5.3%
Autoliv Inc., SDR...........................................      Sweden              205,752           5,491,727
Bayerische Motorenwerke AG BMW..............................     Germany            5,122,200         132,161,627
Ford Motor Co. .............................................  United States         4,516,600         188,003,475
General Motors Corp. .......................................  United States         2,834,400         215,591,550
Regie Nationale des Usines Renault SA.......................      France            1,800,000          71,744,216
Volkswagen AG...............................................     Germany              168,350           6,855,948
Volvo AB, B.................................................      Sweden            4,834,300         113,868,250
                                                                                                  ---------------
                                                                                                      733,716,793
                                                                                                  ---------------
BANKING 6.6%
Australia & New Zealand Banking Group Ltd. .................    Australia          16,009,105          98,418,039
*Banca Nazionale del Lavoro SpA.............................      Italy               125,000             446,115
Banco Popular Espanol SA, Reg D.............................      Spain               511,000          14,217,813
Bank of America Corp. ......................................  United States         4,500,000         207,281,250
Deutsche Bank AG............................................     Germany            1,555,200         130,561,996
Foreningssparbanken AB, A...................................      Sweden            4,000,000          50,644,462
Guoco Group Ltd. ...........................................    Hong Kong          19,041,000          37,799,179
HSBC Holdings PLC...........................................    Hong Kong          18,747,630         214,990,232
National Australia Bank Ltd. ...............................    Australia          10,512,865         138,168,308
Unibanco Uniao de Bancos Brasileiros SA, GDR................      Brazil              773,440          22,526,440
                                                                                                  ---------------
                                                                                                      915,053,834
                                                                                                  ---------------
BROADCASTING & PUBLISHING .2%
South China Morning Post Holdings Ltd. .....................    Hong Kong          22,387,000          22,292,652
South China Morning Post Holdings Ltd., 144A................    Hong Kong           8,976,000           8,938,171
                                                                                                  ---------------
                                                                                                       31,230,823
                                                                                                  ---------------


 16




TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY           SHARES              VALUE
                                                                 -------------------------------------------
COMMON STOCKS (CONT.)
BUILDING MATERIALS & COMPONENTS 1.1%
Caradon PLC.................................................  United Kingdom        5,154,667     $    10,782,120
*Cemex SA, ADR..............................................      Mexico            1,456,970          31,142,734
+Hepworth PLC...............................................  United Kingdom       16,767,410          39,704,973
+Owens Corning..............................................  United States         4,479,900          64,958,550
                                                                                                  ---------------
                                                                                                      146,588,377
                                                                                                  ---------------
BUSINESS & PUBLIC SERVICES 1.0%
*Humana Inc. ...............................................  United States         7,848,200          53,465,862
Waste Management Inc. ......................................  United States         6,000,000          90,000,000
                                                                                                  ---------------
                                                                                                      143,465,862
                                                                                                  ---------------
CHEMICALS 3.8%
Akzo Nobel NV...............................................   Netherlands          2,970,000         114,403,431
BASF AG.....................................................     Germany            2,871,000         127,561,303
Cookson Group PLC...........................................  United Kingdom       19,025,284          64,423,765
DSM NV, Br. ................................................   Netherlands          3,616,251         118,616,403
Eastman Chemical Co. .......................................  United States         1,100,000          39,531,250
+Lyondell Chemical Co. .....................................  United States         7,068,600          60,524,888
                                                                                                  ---------------
                                                                                                      525,061,040
                                                                                                  ---------------
DATA PROCESSING & REPRODUCTION .5%
Compaq Computer Corp. ......................................  United States         2,800,000          69,650,000
                                                                                                  ---------------
ELECTRICAL & ELECTRONICS 5.3%
*ABB Ltd. ..................................................   Switzerland            946,291         100,382,187
Fuji Photo Film Co. Ltd. ...................................      Japan             5,000,000         219,835,237
Hitachi Ltd. ...............................................      Japan             5,000,000          68,226,298
Koninklijke Philips Electronics NV..........................   Netherlands          1,159,173         214,550,067
Marconi PLC.................................................  United Kingdom       10,786,484         134,352,133
                                                                                                  ---------------
                                                                                                      737,345,922
                                                                                                  ---------------
ELECTRONIC COMPONENTS & INSTRUMENTS .6%
Hewlett Packard Co. ........................................  United States           600,000          80,700,000
                                                                                                  ---------------
ENERGY EQUIPMENT & SERVICES .4%
TransCanada PipeLines Ltd. .................................      Canada            8,006,064          54,624,420
TransCanada PipeLines Ltd., fgn. ...........................      Canada               43,500             299,063
                                                                                                  ---------------
                                                                                                       54,923,483
                                                                                                  ---------------
ENERGY SOURCES 6.5%
Amerada Hess Corp. .........................................  United States         1,923,300          97,246,856
*Barrett Resources Corp. ...................................  United States         1,080,900          31,481,212
Burlington Resources Inc. ..................................  United States         4,200,000         116,025,000
Consol Energy...............................................  United States           681,700           7,924,763
Dynegy Inc. ................................................  United States         2,400,000         112,500,000
Fortum Corp. ...............................................     Finland            3,515,650          15,671,143

                                                                              17




TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY           SHARES              VALUE
                                                                 -------------------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES (CONT.)
Norsk Hydro ASA.............................................      Norway            1,924,827     $    71,706,317
Occidental Petroleum Corp. .................................  United States         6,279,000         100,856,438
*Ranger Oil Ltd. ...........................................      Canada            2,810,900          10,365,194
*Renaissance Energy Ltd. ...................................      Canada            5,250,000          42,694,693
Shell Transport & Trading Co. PLC...........................  United Kingdom       19,784,000         136,328,297
Societe Elf Aquitaine SA, Br. ..............................      France              569,334          89,344,696
Valero Energy Corp. ........................................  United States         3,183,700          81,184,350
                                                                                                  ---------------
                                                                                                      913,328,959
                                                                                                  ---------------
FINANCIAL SERVICES 2.8%
ING Groep NV................................................   Netherlands             25,055           1,266,873
Lend Lease Corp. Ltd. ......................................    Australia           2,355,172          30,953,516
Merrill Lynch & Co. Inc. ...................................  United States         2,380,300         243,980,750
Nomura Securities Co. Ltd. .................................      Japan             4,000,000         112,876,064
St. George Bank Ltd. .......................................    Australia           1,144,730           7,803,683
                                                                                                  ---------------
                                                                                                      396,880,886
                                                                                                  ---------------
FOOD & HOUSEHOLD PRODUCTS 2.9%
Archer-Daniels Midland Co. .................................  United States         9,738,559          97,994,249
H.J. Heinz Co. .............................................  United States         6,000,000         191,625,000
Northern Foods PLC..........................................  United Kingdom       10,687,600          15,648,826
Panamerican Beverages Inc., A...............................      Mexico            2,480,500          42,323,531
Tate & Lyle PLC.............................................  United Kingdom       13,600,000          54,694,135
                                                                                                  ---------------
                                                                                                      402,285,741
                                                                                                  ---------------
FOREST PRODUCTS & PAPER 4.6%
Aracruz Celulose SA, ADR....................................      Brazil              723,300          15,144,094
Assidoman AB................................................      Sweden            1,198,100          17,629,166
Bowater Inc. ...............................................  United States         2,454,800         120,745,475
Carter Holt Harvey Ltd. ....................................   New Zealand         19,997,738          19,324,676
Champion International Corp. ...............................  United States         1,000,000          51,750,000
Fletcher Challenge Paper Ltd. ..............................   New Zealand          5,461,516           3,819,038
Georgia-Pacific Timber Co. .................................  United States           386,600           8,529,362
Holmen Aktiebolag AB, B.....................................      Sweden            2,521,150          71,318,034
International Paper Co. ....................................  United States         2,000,000          73,625,000
Metsa Serla OY, B...........................................     Finland            2,656,000          23,397,164
Norske Skogindustrier ASA, A................................      Norway              994,000          38,274,066
St. Joe Co. ................................................  United States         2,036,700          49,262,681
*Stora Enso OYJ, A (EURO Traded)............................     Finland              718,823           7,612,524
*Stora Enso OYJ, R (EURO Traded)............................     Finland            4,361,145          47,025,411
Stora Enso OYJ, R (EURO/FIM Traded).........................     Finland            2,266,181          22,908,568
Stora Enso OYJ, R (SEK Traded)..............................     Finland               44,994             454,200
UPM-Kymmene Corp. ..........................................     Finland            2,801,840          77,687,271
                                                                                                  ---------------
                                                                                                      648,506,730
                                                                                                  ---------------

 18



TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY           SHARES              VALUE
                                                                 -------------------------------------------
COMMON STOCKS (CONT.)
HEALTH & PERSONAL CARE 2.9%
Abbott Laboratories.........................................  United States         4,200,000     $   137,550,000
Aetna Inc. .................................................  United States         1,750,000          71,968,750
Aventis SA..................................................      France            2,063,963         105,315,387
Pharmacia & Upjohn Inc. ....................................  United States         2,000,000          95,250,000
                                                                                                  ---------------
                                                                                                      410,084,137
                                                                                                  ---------------
INDUSTRIAL COMPONENTS 2.1%
Goodyear Tire & Rubber Co. .................................  United States         3,222,600          73,112,738
Michelin SA, B..............................................      France            2,000,000          62,444,040
Sandvik AB, A...............................................      Sweden              150,100           4,066,243
Sandvik AB, B...............................................      Sweden            3,476,650          93,191,827
SKF AB, A...................................................      Sweden            1,002,995          18,762,539
SKF AB, B...................................................      Sweden            2,433,574          48,299,518
                                                                                                  ---------------
                                                                                                      299,876,905
                                                                                                  ---------------
INSURANCE 3.3%
Ace Ltd. ...................................................     Bermuda            2,021,800          36,139,675
Allstate Corp. .............................................  United States         4,917,100          95,883,450
American General Corp. .....................................  United States         1,100,000          57,406,250
Partnerre Ltd. .............................................     Bermuda            1,004,530          31,140,430
Scor........................................................      France              701,525          28,096,391
Torchmark Corp. ............................................  United States         1,818,500          36,029,031
+W. R. Berkley Corp. .......................................  United States         1,680,650          26,995,441
XL Capital Ltd., A..........................................     Bermuda            1,660,700          67,154,556
Zurich Allied AG............................................   Switzerland                520             220,355
Zurich Allied PLC...........................................  United Kingdom       10,000,000          85,247,454
                                                                                                  ---------------
                                                                                                      464,313,033
                                                                                                  ---------------
LEISURE & TOURISM .3%
Rank Group PLC..............................................  United Kingdom        3,100,166           7,720,439
Shangri-La Asia Ltd. .......................................    Hong Kong          47,598,000          38,223,711
                                                                                                  ---------------
                                                                                                       45,944,150
                                                                                                  ---------------
MACHINERY & ENGINEERING 1.2%
+Agco Corp. ................................................  United States         4,739,500          52,134,500
Invensys PLC................................................  United Kingdom       20,185,448          92,729,740
METSO OYJ...................................................     Finland            2,000,000          26,186,831
                                                                                                  ---------------
                                                                                                      171,051,071
                                                                                                  ---------------
MERCHANDISING 5.3%
Albertson's Inc. ...........................................  United States         4,521,288         110,771,556
Dairy Farm International Holdings Ltd. .....................    Hong Kong          32,966,577          18,626,116
Gucci Group NV, Reg D.......................................   Netherlands            787,500          68,857,031
J.C. Penney Co. Inc. .......................................  United States         4,875,000          76,781,250
*Kmart Corp. ...............................................  United States         8,615,900          75,927,619
Marks & Spencer PLC.........................................  United Kingdom       26,860,000          97,208,225

                                                                              19




TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY           SHARES              VALUE
                                                                 -------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING (CONT.)
Safeway PLC.................................................  United Kingdom       35,748,027     $    86,625,971
Sears Roebuck & Co. ........................................  United States         3,000,000          82,687,500
Somerfield PLC..............................................  United Kingdom       11,000,000           9,464,046
*The Kroger Co. ............................................  United States         6,000,000          89,250,000
W.H. Smith PLC..............................................  United Kingdom        5,963,290          29,748,199
                                                                                                  ---------------
                                                                                                      745,947,513
                                                                                                  ---------------
METALS & MINING 4.0%
+AK Steel Holding Corp. ....................................  United States         6,629,900          55,111,044
Alcan Aluminum Ltd. ........................................      Canada              327,333          10,749,426
Alcan Aluminum Ltd., fgn. ..................................      Canada              528,900          17,453,700
Anglo American Platinum Corp. Ltd. .........................   South Africa         2,461,100          69,821,741
Barrick Gold Corp. .........................................      Canada            6,000,000          97,794,624
Companhia Siderurgica Nacional CSN, ADR.....................      Brazil            1,177,905          36,146,960
Corus Group PLC.............................................  United Kingdom       63,285,600         105,900,601
Grupo Mexico SA de CV, B....................................      Mexico            2,255,000          11,193,158
Industrias Penoles SA.......................................      Mexico            1,144,400           3,084,554
Pohang Iron & Steel Co. Ltd. ...............................   South Korea            956,473         101,985,738
USX-U. S. Steel Group.......................................  United States         2,000,000          43,750,000
                                                                                                  ---------------
                                                                                                      552,991,546
                                                                                                  ---------------
MISC MATERIALS & COMMODITIES 1.0%
+Agrium Inc. ...............................................      Canada            6,182,100          53,706,994
De Beers/Centenary Linked Units, ADR........................   South Africa         2,950,000          67,665,625
De Beers/Centenary Linked Units, Reg........................   South Africa           870,850          19,078,625
                                                                                                  ---------------
                                                                                                      140,451,244
                                                                                                  ---------------
MULTI-INDUSTRY 5.0%
*Alfa SA de CV, A...........................................      Mexico            4,791,600          16,879,035
Amoy Properties Ltd. .......................................    Hong Kong          26,787,100          15,058,021
Broken Hill Proprietary Co. Ltd. ...........................    Australia           6,111,048          60,394,765
Cheung Kong Holdings Ltd. ..................................    Hong Kong          17,248,400         229,378,810
Cheung Kong Infrastructure Holdings Ltd. ...................  Hong Kong.....       14,000,000          19,157,630
*DESC SA de CV DESC, B......................................      Mexico            7,044,000           4,661,913
Elementis PLC...............................................  United Kingdom       20,177,882          22,934,841
Hutchison Whampoa Ltd. .....................................    Hong Kong           1,184,000          18,559,901
Inchcape PLC................................................  United Kingdom        2,471,599           9,461,880
Jardine Matheson Holdings Ltd. .............................    Hong Kong           9,845,099          34,457,846
Jardine Strategic Holdings Ltd. ............................    Hong Kong          14,245,732          22,508,257
Metra OY, B.................................................     Finland              284,280           5,829,616
Pacific Dunlop Ltd. ........................................    Australia          14,099,277          13,941,076
Pilkington PLC..............................................  United Kingdom       40,000,000          42,307,996
Swire Pacific Ltd., A.......................................    Hong Kong          31,418,000         150,574,523
Swire Pacific Ltd., B.......................................    Hong Kong          24,383,300          15,821,512

 20



TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY           SHARES              VALUE
                                                                 -------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Wheelock and Company Ltd. ..................................    Hong Kong          19,628,809     $    13,240,896
Williams PLC................................................  United Kingdom          115,000             478,372
                                                                                                  ---------------
                                                                                                      695,646,890
                                                                                                  ---------------
REAL ESTATE .9%
Hang Lung Development Co. Ltd. .............................    Hong Kong          34,376,000          26,722,362
New World Development Co. Ltd. .............................    Hong Kong          16,276,244          23,422,667
Rouse Co. ..................................................  United States         2,892,200          63,266,875
Wereldhave NV...............................................   Netherlands            313,594          12,725,632
                                                                                                  ---------------
                                                                                                      126,137,536
                                                                                                  ---------------
TELECOMMUNICATIONS 8.1%
Alcatel SA..................................................      France              505,416         118,338,649
Cable & Wireless HKT Ltd. ..................................    Hong Kong          30,334,748         101,144,410
*General Motors Corp., H....................................  United States           391,000          47,115,500
Motorola Inc. ..............................................  United States           367,600          62,675,800
Nippon Telegraph & Telephone Corp. .........................      Japan                13,126         181,616,859
SK Telecom Co. Ltd., ADR....................................   South Korea          4,435,479         199,319,338
Smartone Telecommunications Holdings Ltd. ..................    Hong Kong          12,361,600          47,808,521
Telecom Argentina Stet-France SA (Teco), B, ADR.............    Argentina           2,974,700         124,007,806
Telecom Corp. of New Zealand Ltd. ..........................   New Zealand         11,082,456          45,743,903
Telefonica de Argentina SA, ADR.............................    Argentina             986,180          45,056,099
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico            2,509,800         165,019,350
                                                                                                  ---------------
                                                                                                    1,137,846,235
                                                                                                  ---------------
TEXTILES & APPAREL .6%
Adidas-Salomon AG...........................................     Germany            1,450,000          76,849,204
                                                                                                  ---------------
TRANSPORTATION 2.5%
+Airborne Freight Corp. ....................................  United States         3,422,100          63,308,850
British Airways PLC.........................................  United Kingdom       16,901,000          80,242,730
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom        5,621,630          63,142,943
Singapore Airlines Ltd. ....................................    Singapore          15,348,300         142,468,411
Stolt Nielsen SA, B, ADR....................................      Norway              129,800           2,271,500
                                                                                                  ---------------
                                                                                                      351,434,434
                                                                                                  ---------------
UTILITIES ELECTRICAL & GAS 7.0%
CLP Holdings Ltd. ..........................................    Hong Kong          18,639,900          82,388,415
Electrabel SA...............................................     Belgium               95,002          25,673,744
Endesa SA...................................................      Spain             3,033,600          64,165,624
Entergy Corp. ..............................................  United States         3,600,000          72,900,000
Gener SA, ADR...............................................      Chile             1,467,200          22,741,600
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong          39,983,200         122,012,772
Iberdrola SA, Br. ..........................................      Spain             9,657,600         121,151,189
Korea Electric Power Corp. .................................   South Korea          1,511,260          37,811,395
National Grid Group PLC.....................................  United Kingdom        2,066,100          16,063,687

                                                                              21



TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                 COUNTRY           SHARES              VALUE
                                                                 -------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS (CONT.)
National Power PLC..........................................  United Kingdom        9,800,000     $    57,938,275
Potomac Electric Power Co. .................................  United States         5,187,734         105,375,847
Powergen PLC................................................  United Kingdom       10,000,000          69,105,691
Thames Water Group PLC......................................  United Kingdom        6,326,785          68,516,450
Transportadora de Gas del Sur SA, B, ADR....................    Argentina           1,400,000          12,950,000
Veba AG.....................................................     Germany            2,113,400          93,798,669
                                                                                                  ---------------
                                                                                                      972,593,358
                                                                                                  ---------------
TOTAL COMMON STOCKS (COST $12,767,726,681)..................                                       12,643,595,712
                                                                                                  ---------------
PREFERRED STOCKS 4.4%
*Banco Bradesco SA, pfd., new...............................      Brazil          147,319,549           1,058,170
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil            1,350,400          35,868,211
Cia Vale do Rio Doce, A, pfd. ..............................      Brazil              949,560          25,221,430
Embratel Participacoes SA, ADR, pfd. .......................      Brazil            2,082,100          49,970,400
News Corp. Ltd., ADR, pfd. .................................    Australia           1,211,100          60,933,469
News Corp. Ltd., pfd. ......................................    Australia              83,353           1,043,122
Petroleo Brasileiro SA, pfd. ...............................      Brazil          450,000,000         116,982,198
Telecomunicacoes Brasileiras SA, pfd. ......................      Brazil          875,600,000         128,408,138
Telecomunicacoes de Minas Gerais Celular Telemig, pfd. .....      Brazil           38,363,000             737,125
Telecomunicacoes de Sao Paulo SA, ADR, pfd. ................      Brazil            2,036,700          69,629,681
Telecomunicacoes de Sao Paulo SA, pfd. .....................      Brazil        1,191,806,000          40,398,149
Telesp Celular Participacoes SA, pfd. ......................      Brazil               50,033               1,075
Volkswagen AG, pfd. ........................................     Germany            3,765,960          88,104,081
                                                                                                  ---------------
TOTAL PREFERRED STOCKS (COST $552,012,312)..................                                          618,355,249
                                                                                                  ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT**
                                                                                 ---------
BONDS 4.9%
U.S. Treasury Bonds:
  8.750%, 8/15/20...........................................  United States    $   50,000,000          62,906,250
  7.875%, 2/15/21...........................................  United States       128,500,000         149,501,783
  6.250%, 8/15/23...........................................  United States       155,303,000         152,730,872
  7.50%, 11/15/24...........................................  United States        60,000,000          68,343,780
  6.750%, 8/15/26...........................................  United States        60,000,000          63,093,780
  6.625%, 2/15/27...........................................  United States        65,000,000          67,376,595
  3.625%, 4/15/28...........................................  United States        30,000,000          28,504,839
  3.875%, 4/15/29...........................................  United States        30,000,000          29,292,333




 22

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                 COUNTRY          AMOUNT**             VALUE
-----------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
U.S. Treasury Notes:
  3.625%, 7/15/02...........................................  United States    $   15,000,000     $    15,629,907
  3.375%, 1/15/07...........................................  United States        15,000,000          15,077,453
  3.625%, 1/15/08...........................................  United States        15,000,000          14,927,960
  3.875%, 1/15/09...........................................  United States        15,000,000          14,907,456
                                                                                                  ---------------
TOTAL BONDS (COST $670,021,779).............................                                          682,293,008
                                                                                                  ---------------
SHORT TERM INVESTMENTS (COST $45,712,955) .3%
U.S. Treasury Bills, 5.63% to 5.64%, with maturities to
  6/15/00...................................................  United States        46,427,000          45,719,882
                                                                                                  ---------------
TOTAL INVESTMENTS (COST $14,035,473,727) 100.1%.............                                       13,989,963,851
OTHER ASSETS, LESS LIABILITIES (.1%)........................                                          (15,118,941)
                                                                                                  ---------------
TOTAL NET ASSETS 100.0%.....................................                                      $13,974,844,910
                                                                                                  ===============

*Non-income producing.
**Securities denominated in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at February 29, 2000, were $416,445,240.


                       See Notes to Financial Statements.


                                                                              23


TEMPLETON GROWTH FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $14,035,473,727)..........................................    $13,989,963,851
 Cash.......................................................         16,850,255
 Receivables:
  Investment securities sold................................         30,291,213
  Capital shares sold.......................................         40,718,348
  Dividends and interest....................................         29,797,232
                                                                ---------------
      Total assets..........................................     14,107,620,899
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased...........................         76,922,112
  Capital shares redeemed...................................         40,061,616
  To affiliates.............................................         13,508,282
 Accrued expenses...........................................          2,283,979
                                                                ---------------
      Total liabilities.....................................        132,775,989
                                                                ---------------
Net assets, at value........................................    $13,974,844,910
                                                                ===============
Net assets consist of:
 Undistributed net investment income........................    $    13,790,935
 Net unrealized depreciation................................        (45,509,876)
 Accumulated net realized gain..............................        976,118,679
 Capital shares.............................................     13,030,445,172
                                                                ---------------
Net assets, at value........................................    $13,974,844,910
                                                                ===============
CLASS A:
 Net asset value per share ($12,815,728,535 / 713,761,611
   shares outstanding)......................................             $17.96
                                                                ===============
 Maximum offering price per share ($17.96 / 94.25%).........             $19.06
                                                                ===============
CLASS B:
 Net asset value and maximum offering price per share
  ($49,945,236 / 2,803,161 shares outstanding)*.............             $17.82
                                                                ===============
CLASS C:
 Net asset value per share ($993,345,821 / 56,238,843 shares
  outstanding)*.............................................             $17.66
                                                                ===============
 Maximum offering price per share ($17.66 / 99.00%).........             $17.84
                                                                ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($115,825,318 / 6,446,322 shares outstanding).............             $17.97
                                                                ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See Notes to Financial Statements.


 24


TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $5,915,121)
 Dividends..................................................    $  123,972,797
 Interest...................................................        35,879,933
                                                                --------------
      Total investment income...............................                      $   159,852,730
Expenses:
 Management fees (Note 4)...................................        44,125,190
 Administrative fees (Note 4)...............................         5,731,649
 Distribution fees (Note 4)
  Class A...................................................        16,740,292
  Class B...................................................           205,519
  Class C...................................................         5,137,681
 Transfer agent fees (Note 4)...............................         9,488,000
 Custodian fees.............................................         1,829,000
 Reports to shareholders....................................           703,000
 Registration and filing fees...............................            58,000
 Professional fees..........................................           229,300
 Directors' fees and expenses...............................            72,000
 Other......................................................            78,082
                                                                --------------
      Total expenses........................................                           84,397,713
                                                                                  ---------------
            Net investment income...........................                           75,455,017
                                                                                  ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     1,056,296,050
  Foreign currency transactions.............................        (5,089,406)
                                                                --------------
      Net realized gain.....................................                        1,051,206,644
      Net unrealized depreciation on investments............                       (1,360,036,486)
                                                                                  ---------------
Net realized and unrealized loss............................                         (308,829,842)
                                                                                  ---------------
Net decrease in net assets resulting from operations........                      $  (233,374,825)
                                                                                  ===============

                       See Notes to Financial Statements.
                                                                              25


TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 29, 2000         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1999
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $    75,455,017        $   347,151,029
  Net realized gain from investments and foreign currency
   transactions.............................................       1,051,206,644            441,151,946
  Net unrealized appreciation (depreciation) on
   investments..............................................      (1,360,036,486)         3,187,700,802
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................        (233,374,825)         3,976,003,777

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (368,704,085)          (266,948,419)
   Class B..................................................            (945,827)                    --
   Class C..................................................         (19,446,974)           (16,090,109)
   Advisor Class............................................          (1,869,380)              (974,268)
  Net realized gains:
   Class A..................................................        (476,302,911)        (1,337,678,480)
   Class B..................................................          (1,310,017)                    --
   Class C..................................................         (37,445,269)          (105,487,917)
   Advisor Class............................................          (2,100,781)            (4,508,052)

 Capital share transactions (Note 3):
   Class A..................................................         512,144,471            165,182,221
   Class B..................................................          25,872,962             26,627,554
   Class C..................................................          50,627,579                269,118
   Advisor Class............................................          59,272,048              6,948,870
                                                                ---------------------------------------
    Net increase (decrease) in net assets...................        (493,583,009)         2,443,344,295

Net assets:
 Beginning of period........................................      14,468,427,919         12,025,083,624
                                                                ---------------------------------------
 End of period..............................................     $13,974,844,910        $14,468,427,919
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................     $    13,790,935        $   329,302,184
                                                                =======================================


                       See Notes to Financial Statements.

 26


TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                              27



TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER WITH TEMPLETON INSTITUTIONAL FUNDS INC. -- GROWTH SERIES

On October 28, 1999, the Fund acquired all of the net assets of the Templeton Institutional Funds Inc. -- Growth Series pursuant to a plan of reorganization approved by the Growth Series Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,509,662 Advisor shares (valued at $17.54 per share) for the net assets of the Growth Series Fund which aggregated $61,559,476, including $8,429,288 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $13,841,506,977.

3. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C respectively, and a fourth class of shares, Class B, was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At February 29, 2000, there were 1.8 billion shares authorized ($0.01 par value) of which 1.2 billion, 100 million, 400 million and 100 million were designated Class A shares, Class B shares, Class C shares and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                           FEBRUARY 29, 2000                        AUGUST 31, 1999
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS A SHARES:
Shares sold.......................................   178,064,538    $ 3,346,375,000          240,450,684    $ 4,294,680,279
Shares issued on reinvestment of distributions....    42,254,800        748,709,279           91,924,630      1,440,499,083
Shares redeemed...................................  (190,109,215)    (3,582,939,808)        (311,355,509)    (5,569,997,141)
                                                    -----------------------------------------------------------------------
Net increase......................................    30,210,123    $   512,144,471           21,019,805    $   165,182,221
                                                    =======================================================================

 28



TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (continued)

3. CAPITAL STOCK (CONT.)

                                                           SIX MONTHS ENDED                          PERIOD ENDED
                                                           FEBRUARY 29, 2000                       AUGUST 31, 1999*
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS B SHARES:
Shares sold.......................................     1,440,791    $    27,040,268            1,444,372    $    27,145,001
Shares issued on reinvestment of distributions....       113,321          1,992,102                   --                 --
Shares redeemed...................................      (168,040)        (3,159,408)             (27,283)          (517,447)
                                                    -----------------------------------------------------------------------
Net increase......................................     1,386,072    $    25,872,962            1,417,089    $    26,627,554
                                                    =======================================================================

                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                           FEBRUARY 29, 2000                        AUGUST 31, 1999
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS C SHARES:
Shares sold.......................................    10,073,956    $   186,559,426           19,198,655    $   331,903,925
Shares issued on reinvestment of distributions....     2,899,680         50,485,714            6,947,652        107,274,041
Shares redeemed...................................   (10,062,295)      (186,417,561)         (25,697,020)      (438,908,848)
                                                    -----------------------------------------------------------------------
Net increase......................................     2,911,341    $    50,627,579              449,287    $       269,118
                                                    =======================================================================

                                                           SIX MONTHS ENDED                           YEAR ENDED
                                                           FEBRUARY 29, 2000                        AUGUST 31, 1999
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.......................................     1,101,988    $    12,331,733            1,605,201    $    29,335,282
Shares issued on reinvestment of distributions....       212,187          3,806,290              334,899          5,247,867
Shares issued on merger...........................     3,509,662         61,559,476                   --                 --
Shares redeemed...................................      (965,549)       (18,425,451)          (1,512,522)       (27,634,279)
                                                    -----------------------------------------------------------------------
Net increase......................................     3,858,288    $    59,272,048              427,578    $     6,948,870
                                                    =======================================================================

*Effective date of Class B shares was January 1, 1999.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.



                                                                              29



TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE      AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
FEE RATE      AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At February 29, 2000, unreimbursed costs were $2,696,143. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $1,116,344 and $152,496, respectively.

5. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At February 29, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $14,039,295,212 was as follows:

Unrealized appreciation...................................    $ 2,365,784,698
Unrealized depreciation...................................     (2,415,116,059)
                                                              ---------------
Net unrealized depreciation...............................    $   (49,331,361)
                                                              ===============

At August 31, 1999, the Fund had deferred currency losses occurring subsequent to October 31, 1998 of $4,000,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

 30




TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 29, 2000, aggregated $4,075,884,431 and $3,233,140,794, respectively.


                                                                              31

SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER

Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
www.franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

This report must be preceded or accompanied by the current Templeton Growth Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

101 S00 04/00                      [RECYCLE GRAPHIC] Printed on recycled paper